 Exhibit 10.4

LOTON, CORP

Subscription Agreement

THE shares of commons stock OF LOTON, CORP being subscribed to HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SAID ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Loton, Corp
620 North Beverly Drive

Beverly Hills, CA 90210

Attention: Executive Chairman

Re: Subscription for Common Stock of Loton, Corp

Ladies and Gentlemen:

The undersigned (the “Undersigned”) hereby subscribes to purchase 954,988 shares of common stock (the “Shares”) of Loton, Corp, a Nevada corporation (the “Company”), at the price of $0.50 per share, subject to the terms and conditions set forth in this Subscription Agreement (the “Agreement”).

1.          Purchase.

The Undersigned, intending to be legally bound, hereby subscribes for the Shares in exchange for legal services previously rendered to the Company in the aggregate amount of $477,494.00 as consideration for the same. The Company hereby issues the Shares to the Undersigned.

2.          Representations and Warranties of the Undersigned.

The Undersigned hereby represents and warrants to the Company and its affiliates as follows:

(a)          The Undersigned is acquiring the Shares for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Shares or any portion thereof.  Further, the Undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares for which the Undersigned is subscribing or any part of the Shares.

(b)          The Undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Undersigned.

(c)          The Undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person previously not known to the Undersigned in connection with investment securities generally.

(d)          The Undersigned understands that the Company has not registered and is under no obligation to register the Shares under the Securities Act of 1933, as amended (the “Securities Act”) or any securities laws of the United States or of any foreign jurisdiction, or to assist the Undersigned in complying with the Securities Act or the securities laws of any state of the United States.

(e)          The Undersigned understands that the Shares and any interest therein may not be, and agrees that the Shares and any interest therein shall not be, resold or otherwise disposed of by the Undersigned unless the Shares are subsequently registered under the Securities Act and under appropriate state securities laws, or unless the Company receives a satisfactory opinion of counsel to the effect that an exemption from registration is available.

(f)          The Undersigned is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and is experienced in making investments of the kind described in this Agreement and the related documents.

(g)          The Undersigned acknowledges his or her understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act.  In furtherance thereof, in addition to the other representations and warranties of the Undersigned made herein, the Undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(i)          The Undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Undersigned has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The Undersigned does not have any such intention;

(ii)         The Undersigned has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company;

(iii)        The Undersigned has not been organized for the purpose of acquiring the Shares;

(iv)        The Undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

(v)         The Undersigned was able to ask questions of and receive answers from the Company, or a person acting on its behalf, concerning the terms and conditions of this transaction; and

(vi)        The Undersigned has carefully reviewed all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including but not limited to that certain Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2014.

(h)          The Undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The Undersigned has relied solely on its own advisers.

(i)          No representations or warranties have been made to the Undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, and in subscribing for Shares, the Undersigned is not relying upon any other representations or warranties of the Company.

(j)          Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement then in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.”

(k)          The Undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 2.

3.           Regulation D. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of Purchaser, is deemed to be a purchaser pursuant to Regulation D promulgated under the Act, or otherwise, does hereby make and join in the making of all the covenants, representations and warranties made by Purchaser.

4.          Acceptance. The execution and delivery of this Agreement and tender of the payment referenced in Section 1 above shall constitute the Undersigned’s offer to purchase the Shares, which offer may be accepted or rejected by the Company in its sole discretion for any or no reason.

5.          Survival. The representations and warranties made in this Agreement shall survive the consummation of the transaction contemplated hereby.

6.          Binding Effect; Entire Agreement. The Undersigned may cancel this Agreement if it has not received a separate payment of $250,000, by December 31, 2014 on account of outstanding professional fees. This Agreement sets forth the entire agreement and understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes any and all prior agreements and understandings relating to the subject matter hereof.

7.          Amendment.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

8.          Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, sent by reputable overnight delivery service, or be personally delivered to the party to whom it is to be given (a) if to the Company, at the address set forth below, or (b) if to the Undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provision of this Section 8). Any notice or other communication given by certified mail shall be deemed given two business days after deposit in the mail, one business day after deposit with a reputable overnight delivery service, or on personal delivery, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

9.          Assignability.  This Agreement is not transferable or assignable by the Undersigned.

10.         Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles.

11.         Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

12.          Pronouns.  The use herein of the masculine pronouns "him", “her” “his” or "hers" or similar terms shall be deemed to include the opposite and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

[Remainder of Page Intentionally Left Blank]

In Witness whereof, the Undersigned has executed this Subscription Agreement.

Mailing Address
By:
Its:
Mailing Address

Subscriber Signature
Phone and email
December 29, 2014
Date

SUBSCRIPTION ACCEPTED:

Loton, Corp

By:
Robert Ellin, Executive Chairman of Loton, Corp

Date:	December 29, 2014

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